UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2004

GATX Corporation

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Item 2.    Acquisition or Disposition of Assets.

On June 30, 2004, GATX Corporation issued a press release announcing that it completed the sale of substantially all the assets and related non-recourse debt of its information technology (IT) leasing business, GATX Technology Services, to CIT Group Inc. Terms of the transaction were not disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Brian Kenney

Brian A. Kenney Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: July 1, 2004

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
99a	GATX Corporation press release dated June 30, 2004	Filed Electronically